UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY  10019
(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2015 - May 31, 2016

Item 1.  Reports to Stockholders.

MACQUARIE

GLOBAL INFRASTRUCTURE
TOTAL RETURN FUND INC.

MACQUARIE

2016 | SEMI-ANNUAL REPORT

Section 19(b) Disclosure
MAY 31, 2016 (unaudited)

Macquarie Global Infrastructure Total Return Fund Inc. ("MGU" or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.37 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, are included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund website www.macquarie.com/mgu.

CAUTION REGARDING FORWARD-LOOKING
STATEMENTS AND PAST PERFORMANCE

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”), taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM only as of the date hereof. We undertake no  obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms used but not defined herein have the meaning assigned to them in the Fund’s Prospectus.

Macquarie Global Infrastructure Total Return Fund Inc. is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). Macquarie Global Infrastructure Total Return Fund Inc.'s obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Global Infrastructure Total Return Fund Inc., unless noted otherwise.

Stockholder Letter
MAY 31, 2016 (unaudited)

Introduction

We are pleased to present this Semi-Annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the six months ended May 31, 2016 (“Period”).  The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global listed infrastructure securities strongly outperformed global equities which were down 1.6% (as per the MSCI World Index in local currency terms) in the Period.

The Period began with significant moves by central banks, particularly the U.S. Federal Reserve (Fed) which, as generally expected, raised its benchmark rate by 25 basis points – the first rate hike since 2006. The rate hike marks a significant milestone in the evolution of U.S. monetary policy, and its impact will be felt for some time. Expectations of higher U.S. rates have driven strength in the U.S. dollar, impacting emerging markets, which have suffered from capital outflows and U.S. dollar liabilities. The European Central Bank (ECB) eased policy, cutting the deposit  rate further into negative territory (to -0.30%) and explicitly lengthening the timeframe for bond purchases to at least March 2017. Markets had expected more significant easing and were very disappointed with the announcement, again highlighting the amount of central bank intervention that is priced into global markets.

The Chinese currency was weaker in December, indicating concern about the economy and echoing devaluation moves that sparked market weakness in August. Most commodities remained weak, due to a combination of increased supply, weak demand, and the strong U.S. dollar  (in which  most commodities are priced).

Markets were turbulent moving into 2016, with sentiment moving on significantly from the calm that allowed the Fed to raise rates in December. The downtrend continued in commodities, with oil falling as much as 28% intra-month before rebounding.

Developments in China were also a key focus. The central Chinese bank’s slow depreciation of the currency was a key trigger, causing markets to become increasingly skeptical of the Chinese economy, with reports of significant outflows and a decline in central bank  reserves. Fears over a significant devaluation of the Chinese currency (CNY) subsided somewhat in February, after the People’s Bank of China governor indicated that there was "no basis for devaluation", after not publicly commenting for six months. The weakening CNY had troubled markets for weeks and was a key driver of the poor sentiment to start 2016, as there was no clarity on the direction or motives behind the moves.

Following significant volatility, commodity markets stabilized later in the Period. A proposed OPEC production freeze (at historically high volumes) didn’t get buy-in from key countries such as Iran, but the possibility of a deal and the better sentiment helped put a temporary floor under the oil price, which rose above US $30 by month end. Oil prices continued their rebound in March and April, with a willingness to cut or freeze production from some OPEC members buoying optimism that some of the excess supply may be curtailed. The boost in the oil price supported energy-related markets, but commodity prices overall remain subdued and below profitable levels for many producers.

Late in the first quarter of 2016, the Fed also appeared more supportive at its Federal Open Market Committee (FOMC) meeting, and in  subsequent comments from Chair Janet Yellen. The Fed emphasized the external environment and financial conditions, lowered its confidence in the inflation outlook, and cut the outlook for interest rate hikes from 4 to 2 for this year (the market was already pricing less than 1 for 2016). Overall, the Fed's tone was very accommodative, which has reduced investors’ concerns that policymakers were less willing to support markets.

Additionally, the risk of a UK departure from the EU continued to hang over some markets. Through most of May, polls and bookmaker pricing were heavily weighted to “remain”, with the implied probability of an “exit” vote at around only 15%. However, late in the month, polls showed a resurgence in the “exit” vote, which pressured the Pound and supported UK government bond yields.

Stockholder Letter
MAY 31, 2016 (unaudited)

For the Six-Month Period Ended May 31, 2016(1)	Total Return (%)(2)
Macquarie Global Infrastructure Total Return Fund – NAV	7.79
Macquarie Global Infrastructure Total Return Fund – Market Price	11.70
S&P Global Infrastructure Index (Net Total Return)(3)	7.35
Macquarie Global Infrastructure Index(4) (“MGII”)	9.26
MSCI World Index (Net Total Return)(5)	0.01

One cannot invest directly in an index.
Past performance is not indicative of future results.

The major positive contributors to the Fund's performance during the Period were:

•	The strong performance of the Electric Utility sector;

•	The Toll Road sector; and

•	The strong rebound from the Pipeline sector.

The negative contributors were:

•	Underperformance in Electricity Generation sector and

•	Weakness in the Seaport sector.

Let’s look at these reasons in further detail.

Electric Utility

Within the Electric Utility sector, North American utilities such as NextEra Energy, Duke Energy  and Edison International were the largest contributors. While there was company specific news which led to differentiation within the space, the primary catalyst for high returns among U.S. utilities was a falling 10 year bond and a general increase in risk aversion.

Toll Roads

Australian Toll Road owner and operator Transurban (TCL) was a strong performer as the company made several significant announcements  in late 2015.

TCL and the Virginia Department of Transportation have reached agreement on a development framework to progress the 395 Express Lanes project. The plan includes an 11 kilometer extension north to the I-395 and Washington DC border. The project would significantly reduce congestion in the I-395 corridor and increase capacity by adding an additional high occupancy vehicle lane to make three reversible lanes on I-395.

While this is a relatively small project for the company, it is yet another example of the "option value" in TCL’s network (i.e. the ability to propose value-enhancing projects to governments which should improve the flow of traffic).

Unless otherwise indicated, all references to currency are to USD.
(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.
(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.
(3)	The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.
(4)	The Macquarie Global Infrastructure Index consists of approximately 250 infrastructure/utilities stocks in the FTSE Global All-Cap Index.
(5)
The MSCI World Index (Net Total Return) is a stock market index of approximately 1600 'world' stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

Transurban also announced the purchase of AirportlinkM7 in Brisbane for A$1.87bn and a $1bn equity raising. TCL paid only 51% of the original construction cost. We believe the asset fits with the company’s strategy of enhancing its network position and provides new opportunities for network optimization. The market response to the acquisition was positive.

Pipelines

TransCanada had an auspicious start to the period as it exercised its option to acquire an additional interest in Bruce Power for C$236m from the Ontario Municipal Employees Retirement System (OMERS). TransCanada and OMERS will each hold a 48.5% interest in Bruce Power, which in turn announced an agreement with the Ontario Independent Electricity System Operator (IESO) to extend the operating life of its facility to 2064. Magellan Midstream Partners was also up strongly, amid a general rebound in the sector in 2016. Columbia Pipeline Group also performed well after an acquisition announcement by TransCanada for US$13bn in an all cash transaction. We view the combination of assets favorably with Columbia’s natural gas pipeline assets providing TransCanada with a strategic footprint in the Marcellus and Utica shale plays, adjacent to its existing network. Estimates of the combined near-term project portfolio are around US$23bn which, combined with operational  synergies, supports TransCanada’s 8-10% annual dividend growth goal to 2020. Buckeye was another contributor as the company reported strong 4Q15 results ahead of street expectations. Management’s outlook for 2016 includes continued quarterly distribution increases and no plans to issue debt.

Electricity Generation

Chinese electricity generation stocks Huadian Fuxin and Longyuan Power underperformed following reports of higher curtailment, that is, electricity generated which is unable to access the network. In addition, generation was lower due to weaker than usual wind speeds. The Chinese government is well aware of curtailment issues, and has tabled a draft proposal to guarantee minimum utilization hours for wind farms.

Seaports

Positions in the Seaport sector also detracted in the Period. Hutchison Port declined late in the Period after the company announced debt reduction plans. Hutchison Port Holdings Trust announced it will target to improve its core debt metrics over the 5 year period from 2017 to 2021 and this will entail repaying a minimum of HK$1bn of debt annually beginning in 2017. The market viewed this negatively as it means the company will have to cut its dividend in 2017.

Stockholder Letter
MAY 31, 2016 (unaudited)

China Merchants Port Holdings also underperformed as the market looked negatively upon its purchase of a 21% stake in Dalian Port in January. The purchase was viewed as expensive by many leading to concerns regarding future acquisitions by the company.

Leverage

Leverage made a positive contribution to the Fund’s return during the Period.

As of May 31, 2016, the Fund had USD 88 million and EUR 32 million in leverage outstanding.  At Period-end, the Fund's leverage was 28.4% of its Total Assets, which is within the limit outlined in the Fund's Prospectus. To avoid magnifying the USD exposure due to leverage, the Fund also borrows in Euro to help offset the currency exposure of  the investments with the currency of the borrowings.

In determining the leverage level for the Fund, we balance the cost of leverage against our views of the longer term potential for enhanced yield and capital returns.

Performance Relative to reference benchmarks

The Fund, which is not managed against any benchmark, outperformed the S&P Global Infrastructure Index (Net Total Return) and the MSCI World Index (Net Total Return). The Fund under performed against the Macquarie Global Infrastructure Index ("MGII"). The main contributors to the Fund’s outperformance were the benefit of leverage and stock selection across the portfolio.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 51 global infrastructure stocks representing 16 countries and 11 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of May 31, 2016.(6)

Rank	Stock	Country	Infrastructure Sector(7)	%(8)
1	Enbridge Inc	Canada	Pipelines	5.8
2	Groupe Eurotunnel	France	Rail / Other Transportation	5.5
3	Sempra Energy	United States	Electricity And Gas Distribution	5.0
4	Transurban Group	Australia	Toll Roads	4.3
5	Abertis Infraestructuras	Spain	Toll Roads	4.1
6	TransCanada	Canada	Pipelines	4.1
7	Duke Energy	United States	Electric Utility	3.7
8	National Grid	United Kingdom	Electricity Transmission	3.4
9	NextEra Energy	United States	Electric Utility	3.2
10	Kinder Morgan	United States	Pipelines	2.9

(6)	Subject to change.
(7)
Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification. Classifications are made by the Investment team and based on the primary business sector of the issuer.

(8)	Based on Total Assets as defined in the Prospectus.

The tables below show the structure of the portfolio by country and sector.(6)

Country	% of Fund on May 31, 2016(8)	% Point Change over Period	% of Fund on November 30, 2015(8)
United States	35.4	(6.7)	42.1
Canada	11.4	2.7	8.7
Spain	9.2	3.9	5.3
China	7.3	(0.3)	7.6
France	6.9	(0.9)	7.8
Australia	6.6	(1.8)	8.4
United Kingdom	5.5	(0.3)	5.8
Italy	5.0	1.2	3.8
Germany	1.9	(0.1)	2.0
Switzerland	1.8	0.1	1.7
Singapore	1.7	(0.5)	2.2
Japan	1.0	1.0	—
Mexico	0.8	—	0.8
Netherlands	0.8	0.8	—
Brazil	0.5	—	0.5
Luxembourg	0.2	—	0.2
Poland	—	(0.3)	0.3
Other Net Assets	4.0	1.2	2.8

Infrastructure Sector(7)	% of Fund on May 31, 2016(8)	% Point Change over Period	% of Fund on November 30, 2015(8)
Pipelines	27.8	0.9	26.9
Electric Utility	16.4	0.0	16.4
Toll Roads	13.2	(2.6)	15.8
Seaports	8.3	0.1	8.2
Electricity and Gas Distribution	7.5	(1.0)	8.5
Rail / Other Transportation	6.6	2.5	4.1
Airports	5.1	1.3	3.8
Communications	4.2	(0.5)	4.7
Electricity Transmission	3.4	(1.0)	4.4
Water	2.0	(0.6)	2.6
Electricity Generation	1.5	(0.3)	1.8
Other Net Assets	4.0	1.2	2.8

(6)	Subject to change.
(7)
Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification. Classifications are made by the Investment team and based on the primary business sector of the issuer.

(8)	Based on Total Assets as defined in the Prospectus.

Stockholder Letter
MAY 31, 2016 (unaudited)

Distributions

The Fund maintained its quarterly distribution to $0.37 per share during this Period.

Based on current estimates, we anticipate this has been paid from net income and capital gains. The final determination of the source of all distributions  in 2016, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2016.

Outlook

The Fed put rate hikes back on the medium term agenda, reflecting its desire to move further away from zero interest rates. The Fed needs markets to remain supportive to continue to underpin growth. While it may take opportunities to raise rates, we do not expect it to do so aggressively.

We continue to monitor the U.S. Dollar (as a key indicator of financial conditions) and developments in China, where fiscal and monetary stimulus, which boosted sentiment early this year, has begun to fade. We expect markets to reflect a contained environment, where volatility is likely but will be met by continued support from central banks.

The infrastructure assets owned and operated by the diversified range of infrastructure companies in the portfolio continue to perform well. The portfolio strategy is little changed overall. Fund positioning continues to exhibit a diversity of exposures across different geographies and sectors. Recent Fund performance partially reflects some unwinding of the significant discounts to valuation we observed in the pipeline sector at the start of the calendar year.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund. For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Brad Frishberg
Chief Executive Officer
Co-Portfolio Manager

Jonathon Ong
Co-Portfolio Manager

Intentionally Left Blank

Schedule of Investments
MAY 31, 2016 (unaudited)
(Expressed in U.S. Dollars)

Description	Shares	Value $
COMMON STOCKS - 127.44%
Australia - 9.21%
APA Group(1)	950,665	$6,025,808
Sydney Airport	809,353	4,141,517
Transurban Group(1)	2,133,752	18,583,143
		28,750,468

Brazil - 0.70%
Prumo Logistica SA(1)(2)	1,273,249	2,173,995

Canada - 15.85%
Enbridge, Inc.	636,960	25,393,883
TransCanada Corp.	429,803	17,810,268
Veresen, Inc.(1)	799,600	6,256,069
		49,460,220

China - 10.25%
China Gas Holdings, Ltd.	1,474,000	2,086,543
China Longyuan Power Group Corp., Ltd.	5,070,000	3,484,065
China Merchants Holdings International Co., Ltd.	4,401,886	12,575,603
COSCO Pacific, Ltd.	7,117,433	7,199,179
Hopewell Highway Infrastructure, Ltd.	7,145,500	3,531,026
Huadian Fuxin Energy Corp., Ltd.	14,092,000	3,101,029
		31,977,445

France - 9.69%
Electricite de France SA(3)	114,892	1,530,819
Groupe Eurotunnel SE(1)	1,871,120	24,139,656
Vinci SA	60,671	4,562,704
		30,233,179

Germany - 2.69%
Fraport AG Frankfurt Airport Services Worldwide(1)	82,054	4,697,252
Hamburger Hafen und Logistik AG(1)	218,610	3,715,437
		8,412,689

Italy - 7.03%
Atlantia SpA(1)	312,224	8,420,882
Enel SpA	1,865,101	8,454,386
Snam SpA(1)	887,566	5,080,948
		21,956,216

Japan - 1.43%
East Japan Railway Co.	48,800	4,466,411

Luxembourg - 0.32%
Intelsat SA(2)	314,314	1,015,234

See Notes to Financial Statements.

Description	Shares	Value $
Mexico - 1.11%
OHL Mexico SAB de CV(1)(2)	2,779,000	$3,472,103

Netherlands - 1.04%
Koninklijke Vopak NV	62,184	3,240,123

Singapore - 2.36%
Hutchison Port Holdings Trust(1)	17,127,400	7,364,782

Spain - 12.61%
Abertis Infraestructuras SA(1)	1,178,345	18,040,542
Aena SA(1)(2)(4)(5)	41,378	5,586,862
Enagas SA	140,280	4,204,865
Iberdrola SA(1)	1,698,022	11,517,201
		39,349,470
Switzerland - 2.44%
Flughafen Zuerich AG(1)	43,415	7,612,912

United Kingdom - 7.62%
National Grid Plc(1)	1,010,778	14,742,077
Pennon Group Plc(1)	723,887	9,048,050
		23,790,127
United States - 43.09%
American Electric Power Co., Inc.(1)	66,600	4,311,018
American Tower Corp.	59,700	6,315,066
Cheniere Energy, Inc.(2)	157,900	5,073,327
Columbia Pipeline Group, Inc.(1)	92,900	2,372,666
Crown Castle International Corp.(1)	121,390	11,023,426
Dominion Resources, Inc.(1)	93,600	6,762,600
Duke Energy Corp.(1)	203,796	15,942,961
Edison International(1)	61,300	4,390,919
Kinder Morgan, Inc.(1)	696,700	12,596,336
NextEra Energy, Inc.	117,400	14,102,088
PG&E Corp.(1)	185,900	11,168,872
Sempra Energy(1)	203,500	21,798,920
Southwest Gas Corp.	35,500	2,464,765
Spectra Energy Corp.(1)	144,000	4,587,840
The Williams Cos., Inc.(1)	523,000	11,589,680
		134,500,484

Total Common Stocks		397,775,858
(Cost $417,856,528)

See Notes to Financial Statements.

Schedule of Investments
MAY 31, 2016 (unaudited)
(Expressed in U.S. Dollars)

Description	Shares	Value $
MASTER LIMITED PARTNERSHIPS - 5.75%
United States - 5.75%
Enterprise Products Partners LP(1)	380,856	$10,572,562
Magellan Midstream Partners LP(1)	105,134	7,364,637
		17,937,199

Total Master Limited Partnerships		17,937,199
(Cost $16,419,579)

RIGHTS - 0.29%
Abertis Infraestructuras SA, Rights (expiring 06/13/16)(1)	1,178,345	903,338

Total Rights		903,338
(Cost $0)

Total Investments - 133.48%		416,616,395
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $434,276,107)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 0.52%
Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.24% 7-Day Yield(6)	1,625,910	1,625,910

Total Investments Purchased with Cash Collateral From Securities Loaned		1,625,910
(Cost $1,625,910)
Total Investments - 134.00%		418,242,305
(Cost $435,902,017)

Other Assets in Excess of Liabilities -5.60%		17,477,052

Leverage Facility - (39.60)%(7)		(123,604,809)

Total Net Assets - 100.00%		$312,114,548

See Notes to Financial Statements.

(1)	All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $264,035,383 as of May 31, 2016.
(2)	Non-Income Producing Security.
(3)	All or a portion of the security is on loan as of May 31, 2016.
(4)	Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $5,586,862, representing 1.79% of net assets.
(5)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At period end, the aggregate market value of those securities was $5,586,862, representing 1.79% of net assets.
(6)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 7)
(7)	Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (Note 6)

Common Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Cos.	Companies.
Corp.	Corporation.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
NV	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

Statement of Assets and Liabilities
MAY 31, 2016 (unaudited)
(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $435,902,017)*	$418,242,305
Cash	17,165,122
Dividends receivable	915,409
Tax reclaim receivable	442,832
Securities lending interest receivable	2,139
Receivable for investment securities sold	2,111,376
Prepaid arrangement fees on loan outstanding	94,193
Other assets	15,574
Total Assets	438,988,950

LIABILITIES:
Payable for investment securities purchased	291,538
Payable for collateral upon return of securities loaned (Note 7)	1,625,910
Loans payable, at value (Cost $127,323,795) (Note 6)	123,604,809
Accrued investment advisory expense	1,021,037
Accrued directors expense	43,544
Accrued administration expense	33,695
Accrued interest on loans payable	29,249
Accrued legal expense	23,360
Other payables and accrued expenses	201,260
Total Liabilities	126,874,402
Net Assets	$312,114,548

COMPOSITION OF NET ASSETS:
Paid-in capital	$318,392,867
Accumulated net investment loss	(4,997,797)
Accumulated net realized gain on investments and foreign currency	12,739,858
Net unrealized depreciation on investments and foreign currency translation	(14,020,380)
Net Assets	$312,114,548

Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net Asset Value Per Share	$25.03

*	At May 31, 2016, securities with a market value of $1,514,938 were on loan to brokers.

See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED MAY 31, 2016 (unaudited)
(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $561,587)	$8,520,366
Securities lending income	26,172
Other Income	5,241
Total Investment Income	8,551,779

EXPENSES:
Investment advisory	1,968,619
Interest on loan	1,053,186
Administration	199,908
Directors	95,561
Legal	76,711
Audit & tax services	65,554
Insurance	46,716
Custody	44,573
Printing	37,584
Transfer agent	13,256
Miscellaneous	60,726
Total Expenses	3,662,394
Net Investment Income	4,889,385

Net realized gain on:
Investment securities	1,394,290
Foreign currency transactions	4,314,104
Net change in unrealized appreciation/(depreciation) on:
Investment securities	16,072,387
Translation of liabilities denominated in foreign currencies	(6,038,450)
Net Realized and Unrealized Gain on Investments	15,742,331
Net Increase in Net Assets From Operations	$20,631,716

See Notes to Financial Statements.

Statements of Changes in Net Assets
(Expressed in U.S. Dollars)

	For the Six Months Ended May 31, 2016 (Unaudited)	For the Year Ended November 30, 2015
FROM OPERATIONS:
Net investment income	$4,889,385	$8,399,461
Net realized gain/loss on:
Investment securities	1,394,290	11,011,688
Foreign currency transactions	4,314,104	(510,574)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	10,033,937	(56,597,343)
Net Increase/Decrease in Net Assets From Operations	20,631,716	(37,696,768)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(9,226,537)	(9,072,830)
From net realized gains on investments	—	(8,881,512)
Total Distributions	(9,226,537)	(17,954,342)

Net Increase/Decrease in Net Assets	11,405,179	(55,651,110)

NET ASSETS:
Beginning of period	$300,709,369	$356,360,479
End of period*	$312,114,548	$300,709,369
*Includes Accumulated Net Investment Loss of:	$(4,997,797)	$(660,645)

See Notes to Financial Statements.

Statement of Cash Flows
FOR THE SIX MONTHS ENDED MAY 31, 2016 (unaudited)
(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$20,631,716
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(124,089,968)
Proceeds from disposition of investment securities	137,868,617
Net realized gain on investment securities	(1,394,290)
Net change in unrealized appreciation on investments	(16,072,387)
Decrease in receivable for collateral for securities loaned	10,140,862
Decrease in payable upon return of securities loaned	(10,140,862)
Decrease in dividends receivable	587,602
Increase in tax reclaim receivable	(3,210)
Decrease in securities lending interest receivable	8,675
Decrease in prepaid arrangement fees on loan outstanding	15,041
Decrease in other assets	46,716
Increase in accrued interest on loan payable	6,506
Decrease in accrued investment advisory expense	(44,598)
Decrease in accrued legal expense	(6,416)
Increase in accrued administration expense	818
Decrease in accrued directors expense	(4,761)
Increase in other payables and accrued expenses	3,766
Net Cash Provided by Operating Activities	17,553,827

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	(3,657,180)
Cash distributions paid	(9,226,537)
Net Cash Used in Financing Activities	(12,883,717)

Net increase in cash	4,670,110
Cash, beginning balance	$12,495,012
Cash, ending balance	$17,165,122

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$1,046,680

See Notes to Financial Statements.

Financial Highlights
(Expressed in U.S. Dollars)

	For the Six Months Ended May 31, 2016 (Unaudited)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.12
Income from investment operations:
Net investment income	0.39	(2)
Net realized and unrealized gain/loss on investments	1.26
Total from Investment Operations	1.65

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.74)
Net realized gain on investments	—
Total Distributions	(0.74)

Accretive effect of tender offers	—
Net asset value - end of period	$25.03
Market Price - end of period	$21.25

Total Investment Return - Net Asset Value(5)	7.79%
Total Investment Return - Market Price(5)	11.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$312,115
Ratios to average net assets attributable to common shareholders:
Expenses(6)	2.54	%(7)
Expenses excluding interest expense	1.81	%(7)
Net investment income	3.40	%(7)
Portfolio turnover rate	30%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$123,605
Asset Coverage Ratio to Total Assets(11)	353%

(1)	Certain line items from 2012 have been reclassified to conform to the 2013 presentation.
(2)	Per share amounts have been calculated using average shares method.
(3)	Includes accretive effect of tender offer of $0.21. As shares of common stock were tendered at a price less than NAV (92%), there is an accretive impact to shares remaining in the Fund.
(4)	Includes accretive effect of tender offer of $0.26. As shares of common stock were tendered at a price less than NAV (95%), there is an accretive impact to shares remaining in the Fund.
(5)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

(6)
For the six months ended May 31, 2016 and the years ended November 30, 2015, 2014, 2013, 2012 and 2011, the annualized ratios to Total Assets were 1.68%, 1.89%, 1.53%, 1.56%, 2.08% and 1.68%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(7)	Annualized.
(8)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 2.11%.
(9)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 1.73%.
(10)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The net investment income ratio, had the reimbursement been included, would have been 4.44%.
(11)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund's Prospectus. (See Note 6)

See Notes to Financial Statements.

For the Years Ended November 30,
2015	2014	2013		2012(1)	2011
$28.58	$24.98	$21.38		$18.94	$19.31

0.67 (2)	0.90 (2)	1.59		0.97	0.76
(3.69)	4.10	3.08		2.17	(0.41)
(3.02)	5.00	4.67		3.14	0.35

(0.73)	(1.30)	(1.28)		(0.96)	(0.72)
(0.71)	(0.10)	—		—	—
(1.44)	(1.40)	(1.28)		(0.96)	(0.72)

—	—	0.21	(3)	0.26 (4)	—
$24.12	$28.58	$24.98		$21.38	$18.94
$19.76	$26.60	$21.95		$18.85	$16.16

(10.16%)	21.24%	24.25%		18.89%	2.24%
(20.92%)	28.42%	23.84%		22.85%	2.46%

$300,709	$356,360	$311,413		$296,189	$327,994

2.37%	2.20%	2.22	%(8)	2.40%	2.11%
1.73%	1.73%	1.85	%(9)	1.98%	1.61%
2.47%	3.32%	4.33	%(10)	4.19%	3.96%
53%	61%	70%		71%	53%

$127,262	$133,521	$122,176		$108,811	$109,682
336%	367%	355%		372%	399%

Notes to Financial Statements
MAY 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies

The Fund is a diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and organized under the laws of the State of Maryland. The Fund was previously registered as a non-diversified investment company. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

The Fund’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. The Fund is considered an investment company for financial reporting purposes under GAAP.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.

Restricted Cash: As of May 31, 2016, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the Fund's shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third-party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on a security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see the description of inputs and levels below). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities in accordance with the Fund's valuation policy.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee. Except as otherwise designated by the Board of Directors, the Valuation Committee shall be comprised of at least five members designated by the Fund or MCIM, each of whom are officers of the Fund, representatives of MCIM and/or representatives of ALPS Fund Services, Inc. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: the Portfolio Manager, the Chief Financial Officer (or appropriate designee) or the Trader. The Chief Compliance Officer (or appropriate designee) must be in attendance, but shall be non-voting. In fair valuing the Fund’s investments, the Valuation Committee will consider the Securities and Exchange Commission (the “SEC”) pronouncements on valuations, including Accounting Series Release No. 118, to the extent relevant.

Notes to Financial Statements
MAY 31, 2016 (unaudited)

A variety of factors may be considered when determining the fair value of such securities, including, but not limited to the following:

•	the type of security

•	the size of the holding

•	the cost of the holding

•	the financial statements of the issuer

•	the fundamental business data relating to the issuer

•	an evaluation of the forces that influence the market in which these securities are purchased or sold

•	transactions in comparable securities

•	price quotes from dealers and/or pricing services

•	information obtained from contacting the issuer, analysts or appropriate stock exchange

•	the existence of merger proposals or tender offers that might affect the value of the security

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the period ended May 31, 2016, there were no transfers between Level 1 and Level 2 securities.

Changes in valuation techniques may result in transfers between the levels during the reporting period. The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of the Fund's Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund's portfolio may include a fair valuation adjustment factor applied to their equity prices as of the end of the period and may be categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end of the period and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1.

Notes to Financial Statements
MAY 31, 2016 (unaudited)

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund's investments carried at value:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$397,775,858	$—	$—	$397,775,858
Master Limited Partnerships	17,937,199	—	—	17,937,199
Rights	903,338			903,338
Investments Purchased With Cash Collateral From Securities Loaned	1,625,910	—	—	1,625,910
Total	$418,242,305	$—	$—	$418,242,305

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2015	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Transfer out of Level 3(1)	Balance as of May 31, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2016
Common Stocks	$3,863,869	$—	$—	$(876,131)	$4,211,441	$(7,199,179)	$—	$—
Total	$3,863,869	$—	$—	$(876,131)	$4,211,441	$(7,199,179)	$—	$—

*	For detailed country descriptions, see accompanying Schedule of Investments.
(1)	Trading of this security was halted; the security resumed trading on December 14, 2015.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund has received approval from the SEC for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each quarter to shareholders of common stock after payment of interest on any outstanding borrowings.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

2. Income Taxes and Tax Basis Information

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies ("RICs") and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

Notes to Financial Statements
MAY 31, 2016 (unaudited)

As of and during the six months ended May 31, 2016, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2009-2015 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The tax character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of May 31, 2016.

During the year ended November 30, 2015, the Fund did not utilize capital loss carryover.

As of May 31, 2016, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$38,666,691
Gross depreciation on investments (excess of tax cost over value)	(52,192,651)
Net unrealized depreciation	$(13,525,960)
Total cost for federal income tax purposes	$431,768,245

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of investments in partnerships and wash sale deferrals. The timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

3. Capital Transactions

	For the Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015
	Shares	Shares
Common Shares Outstanding - beginning of period	12,468,293	12,468,293
Common shares outstanding - end of period	12,468,293	12,468,293

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities for the six months ended May 31, 2016, aggregated $120,846,719 and $140,070,255, respectively.

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 14, 2015, the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with MCIM (the "Advisory Agreement"), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $10,553 for the six months ended May 31, 2016.

ALPS Fund Services, Inc. ("ALPS") is the Fund's Administrator and Fund Accountant in accordance with certain fee arrangements. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (in arrears). Fees paid to ALPS are calculated based on average daily net assets of the Fund.

Notes to Financial Statements
MAY 31, 2016 (unaudited)

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

6. Leverage

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the “BNP Paribas Facility” or the “Agreement”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (“MCF”), under the BNP Paribas Facility is $120,000,000 and €40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). The Fund pays 0.70% per annum above 3-month LIBOR for the U.S. Dollar line and 0.70% above the 3-month EURIBOR for the Euro line. The Fund pays a commitment fee of 0.50% on the undrawn MCF.

On July 23, 2014, $60,000,000 of the U.S. Dollar line was fixed at a rate of 2.453% for a five year period. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

As of May 31, 2016, the Fund had $28,000,000 and €32,000,000 in leverage outstanding on the variable lines and $60,000,000 outstanding on the fixed line. The daily average amounts outstanding over the period on the variable line was $23,136,612, with an average rate on the borrowing of 1.32%, and €29,704,918, with the average rate on borrowing of 0.70%.

The unused amount under the BNP Paribas Facility was $32,000,000 and €8,000,000 at May 31, 2016. The loan payable is carried at cost, and the Euro line is adjusted daily for foreign currency translation. At May 31, 2016, the Fund maintained an asset coverage of 353%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $264,035,383.

7. Lending of Portfolio Securities

From time to time the Fund may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Under the lending agreement, the Fund has the right to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral that is invested in the Invesco Short-Term Investments Trust Treasury Portfolio. This collateral must be valued daily; should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of May 31, 2016, the Fund had securities on loan valued at $1,514,938 and cash collateral, based on prior day market values, of $1,625,910.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of May 31, 2016:

	Remaining contractual maturity of the lending agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Securities Lending Transactions Equity securities	$1,514,938	$—	$—	$—	$1,514,938
Total Loans					1,514,938
Gross amount of recognized liabilities for securities lending (collateral received)					$1,625,910
Amounts due to counterparty					$110,972

Notes to Financial Statements
MAY 31, 2016 (unaudited)

The lending agreement is considered a master netting agreement and in the event of a default by the borrower, creates a single payment obligation for the Fund. The following table presents the securities on loan subject to a master netting agreement as of May 31, 2016.

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statement of Assets and Liabilities	Net Amounts Presented In The Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral Pledged	Net Amount
Securities Lending	$1,514,938	$—	$1,514,938	$(1,514,938)	$—	$—
Total	$1,514,938	$—	$1,514,938	$(1,514,938)	$—	$—

*	These amounts do not include the excess collateral received.

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $10,000 and the Chairman of the Board of Directors receives a quarterly retainer of $12,188. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On June 3, 2016, the Fund announced a Board-approved regular quarterly distribution of $0.37 per common share. The distribution was paid on June 30, 2016 to shareholders of record on June 17, 2016.

Investment Advisory and Management Agreement: On July 12, 2016 the Board of Directors approved the renewal of the investment advisory and management agreement with MCIM.

Additional Information
MAY 31, 2016 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of the Fund (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•
If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

Additional Information
MAY 31, 2016 (unaudited)

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 30170, College Station, TX 77842-3170, 1-866-587-4518.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 or www.macquarie.com/mgu and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Shareholder Meeting

On June 15, 2016, the Fund held its Annual Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: Election of one (1) Class II Director to serve until the 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.

Election of Thomas W. Hunersen as Class II Director of the Fund

Shares Voted
For	10,435,720.705
Withheld	360,937.265
Total	10,796,657.970

% Voted
For	96.657%
Withheld	3.343%
Total	100.000%

Notice
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Section 19(a) Notices
The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Additional Information
MAY 31, 2016 (unaudited)

Total Cumulative Distributions for the six months ended May 31, 2016				% Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2016
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.1588	$0.2112	$0.3700	$0.7400	21.46%	28.54%	50.00%	100.00%

The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Intentionally Left Blank

Directors & Officers
MAY 31, 2016 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund are set out below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”) and other public company directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Gordon A. Baird* Birth Year: 1968	Class I Director	Since July 2005
Thomas W. Hunersen* Birth Year: 1958	Class II Director	Since July 2005
Chris LaVictoire Mahai* Birth Year: 1955	Class III Director	Since July 2005

Biographical Information of the Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Brad Frishberg Birth Year: 1967	Class III Director	Since January 2011

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
(2)	Each Director's term of office extends until the next stockholder meeting called for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.
*	Member of the Audit Committee.

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships
Mr. Baird is the President and Chief Executive Officer of MPIB Holdings, LLC. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015. Mr. Baird was an Operating Advisor to Thomas H. Lee Partners L.P in 2011 and 2012. From 2003 to 2011 Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003 Mr. Baird was a Director at Citigroup Global Markets, Inc, an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc. Mr. Baird is a Chartered Financial Analyst.	1	None
Mr. Hunersen served as Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland until 2013; Head of Strategy Projects - North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None
Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of J.P. Morgan Asset Management from 2000 – 2008.	1	None

Directors & Officers
MAY 31, 2016 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Birth Year and Address of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)
Brad Frishberg Birth Year: 1967 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since May 2010
William Fink Birth Year: 1968 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since September 2014
John H. Kim Birth Year: 1971 125 West 55th Street New York, NY 10019	Chief Legal Officer and Secretary	Since February 2011
Meredith Meyer Birth Year: 1973 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since February 2011

(1)	Each officer serves an indefinite term.

Principal Occupation(s) During Past Five Years
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of J.P. Morgan Asset Management from 2000 – 2008.

Mr. Fink is a Senior Manager for Macquarie Bank Limited (September 2014 – present); previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 – September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 – December 2010).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Asset Management (June 2009 – present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Ms. Meyer is an Associate Director and Chief Operating Officer of MCIM (2009 – present). She has been with Macquarie Asset Management since 2007. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

1-800-910-1434

macquarie@alpsinc.com

www.macquarie.com/mgu

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6.   Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)               Not applicable to this report.
(b)               Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended May 31, 2016, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	August 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	August 5, 2016

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	August 5, 2016